Exhibit 99.1

FIRST AMENDMENT AGREEMENT

THIS FIRST AMENDMENT AGREEMENT, dated as of October 31, 2008 (this “Amendment”), amends the Credit Agreement, dated as of June 8, 2007 (the “Credit Agreement”), among MONTPELIER REINSURANCE LTD., the various financial institutions parties thereto (collectively, the “Lenders”) and BANK OF AMERICA, N.A., as administrative agent (the “Administrative Agent”).  Terms defined in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

WHEREAS, the Borrower and Lehman Brothers Bank, FSB (the “Exiting Lender”) have agreed to terminate the Exiting Lender’s Commitment; and

WHEREAS, the other Lenders (the “Continuing Lenders”) are willing to consent to the non-pro rata reduction of the Commitments;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

SECTION 1.    AMENDMENTS.  Effective as of the Amendment Effective Date (as hereinafter defined):

1.1           Amendment to Section 1.1.  Section 1.1 of the Credit Agreement is amended by inserting the following definition in proper alphabetical order:

“Impacted Lender.  (a) A Delinquent Lender, (b) a Lender who has failed to fund when required under one or more syndicated credit facilities, unless subject to a good faith dispute or (c) a Lender as to which an entity that Controls such Lender is insolvent or becomes subject to a bankruptcy or other similar proceeding.”

1.2           Amendment to Section 2.2.2.  Section 2.2.2(b)(iii) of the Credit Agreement is amended in its entirety to read as follows:

“A default of any Lender’s obligations to fund under §2.2.6 exists or any Lender is at such time an Impacted Lender unless the Impacted Lender has entered into satisfactory arrangements with the Fronting Bank to eliminate the Fronting Bank’s risk with respect to such Impacted Lender, it being agreed that such satisfactory arrangements may include collateral or the charging of a fee and the Lenders agree that any such collateral or fee shall belong solely to the Fronting Bank and shall not be subject to the sharing provisions of this Agreement.”

1.3           Amendment to Schedule 1.1:  Schedule 1.1 to the Credit Agreement is deleted and Schedule 1.1 attached hereto is substituted therefore.

SECTION 2.    OUTSTANDING LETTERS OF CREDIT.  Effective as of the Amendment Effective Date (as hereinafter defined), the parties hereto agree as follow:

(a)           the Exiting Lender shall cease to be a “Lender” under the Credit Agreement and shall cease to have any risk participation in or any obligation to make any payment to the Administrative Agent, the LC Administrator or any beneficiary of, any Letter of Credit outstanding on the Amendment Effective Date (the “Existing Letters of Credit”);

(b)           each of the Continuing Lenders acknowledges and agrees that the obligation of such Continuing Lender with respect to the Existing Letters of Credit shall be the percentage set forth opposite such Continuing Lender’s name on Schedule 1.1 attached hereto; and

(c)           as of the Amendment Effective Date, the Exiting Lender shall no longer have any rights or obligations under or in connection with the Credit Agreement and each of the Borrower, the Administrative Agent, the Fronting Bank, the LC Administrator and the Continuing Lenders and any of their respective affiliates shall be deemed to have forever waived, released and discharged all claims, demands, causes of action and the like, of any and every kind and character, now existing or hereafter arising, which any of them may have against the Exiting Lender or any of its affiliates, to the extent arising out of or in connection with the Credit Agreement; provided that the Exiting Lender shall remain entitled to its rights pursuant to indemnification and other provisions of the Credit Agreement and the Loan Documents which by their terms would survive repayment of the Obligations and the termination of the Credit Agreement.

SECTION 3.    CONDITIONS PRECEDENT.  This Amendment shall become effective on the date (the “Amendment Effective Date”) when each of the conditions precedent set forth in this Section 3 shall have been satisfied, and notice thereof shall have been given by the Administrative Agent to the Borrower and the Required Lenders.

3.1                                 Receipt of Documents.  The Administrative Agent shall have received this Amendment, duly executed by the Borrower, the Administrative Agent and the Required Lenders.

3.2                                 Compliance with Warranties, No Default, etc.  After giving effect to the effectiveness of this Amendment, the following statements by the Borrower shall be true and correct (and the Borrower, by its execution of this Amendment, hereby represents and warrants to the Administrative Agent and each Lender that such statements are true and correct as at such times):

(a)           the representations and warranties set forth in Article 5 of the Credit Agreement as amended hereby are true and correct with the same effect as if made on the Amendment Effective Date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date); and

(b)           no Event of Default or Default shall have then occurred and be continuing.

3.3                                 Fee.  The Administrative Agent shall have received, for the benefit of the Continuing Lenders, and amendment fee equal to 0.05% of each Continuing Lender’s Commitment.

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SECTION 4.    REPRESENTATIONS AND WARRANTIES.  To induce the Lenders and the Administrative Agent to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and each Lender as follows:

4.1                                 Due Authorization, Non-Contravention, etc.  The execution, delivery and performance by the Borrower of this Amendment are within the Borrower’s corporate powers, have been duly authorized by all necessary corporate action, and do not

(a)           contravene the Borrower’s Organization Documents;

(b)           contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Borrower; or

(c)           result in, or require the creation or imposition of, any Lien on any of the Borrower’s properties.

4.2                                 Government Approval, Regulation, etc.  No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Borrower of this Amendment.

4.3                                 Validity, etc.  This Amendment constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its terms.

SECTION 5.    MISCELLANEOUS.

5.1                                 Continuing Effectiveness, etc.  This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, shall remain in full force and effect and is hereby ratified, approved and confirmed in each and every respect.  After the effectiveness of this Amendment in accordance with its terms, all references to the Credit Agreement in the Loan Documents or in any other document, instrument, agreement or writing shall be deemed to refer to the Credit Agreement as amended hereby.

5.2                                 Waiver of Setoff Rights.  Each of the Borrower, the Administrative Agent, the Fronting Bank, the LC Administrator and the Continuing Lenders and each of their respective affiliates acknowledges and agrees that it will not assert against the Exiting Lender any right of recoupment or setoff that it may have, whether any such right arises by virtue of contract or law, with respect to claims arising under the Credit Agreement.

5.3                                 Payment of Costs and Expenses.  The Borrower agrees to pay on demand all expenses of the Administrative Agent (including the fees and out-of-pocket expenses of counsel to the Administrative Agent) in connection with the negotiation, preparation, execution and delivery of this Amendment.

5.4                                 Severability.  Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining

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provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

5.5           Headings.  The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

5.6           Execution in Counterparts.  This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

5.7           Governing Law.  THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

5.8           Successors and Assigns.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

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IN WITNESS WHEREOF, the undersigned have duly executed this First Amendment Agreement as of the date first set forth above.

MONTPELIER REINSURANCE LTD.

By:	/s/William Pollett
Name:	William Pollett
Title:	Treasurer

BANK OF AMERICA, N.A., individually as
Administrative Agent, Fronting Bank, L/C
Administrator and Continuing Lender

By:	/s/ Debra Basler
Name:	Debra Basler
Title:	Senior Vice President

HSBC BANK USA, NATIONAL ASSOCIATION,
as Continuing Lender

By:	/s/ Lawrence Karp
Name:	Lawrence Karp
Title:	Senior Vice President

CREDIT SUISSE, Cayman Islands Branch, as
Continuing Lender

By:	/s/ Jay Chall
Name:	Jay Chall
Title:	Director

By:	/s/Karl Studer
Name:	Karl Studer
Title:	Director

THE BANK OF NEW YORK MELLON, as
Continuing Lender

By:	/s/ Michael Pensari
Name:	Michael Pensari
Title:	V.P.

DEUTSCHE BANK AG NEW YORK BRANCH,
as Continuing Lender

By:	/s/ Richard Herder
Name:	Richard Herder
Title:	Managing Director

By:	/s/ Michael Campites
Name:	Michael Campites
Title:	Vice President

ING BANK N.V., LONDON BRANCH, as
Continuing Lender

By:	/s/ N J Marchant
Name:	N J Marchant
Title:	Director

By:	/s/ M E R Sharman
Name:	M E R Sharman
Title:	Managing Director

LEHMAN BROTHERS BANK, FSB, as Exiting
Lender

By:	/s/ D J Coles
Name:	D J Coles
Title:	Authority Signatory

SCHEDULE 1.1

COMMITMENTS

Lender	Commitment	Commitment Percentage
Bank of America, N.A.	$39,166,666.67	18.217054265%
HSBC Bank USA, National Association	$39,166,666.67	18.217054260%
ING Bank N.V., London Branch	$37,500,000.00	17.441860465%
Credit Suisse, Cayman Islands Branch	$35,000,000.00	16.279069767%
The Bank of New York	$35,000,000.00	16.279069767%
Deutsche Bank AG, New York Branch	$29,166,666.67	13.565891474%
TOTAL	$215,000,000.00	100%